UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-00750

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Annual report U.S. value equity mutual fund Delaware Value® Fund November 30, 2013

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Value® Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Value® Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation and
top 10 equity holdings	10
Schedule of investments	11
Statement of assets and liabilities	14
Statement of operations	16
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	30
Report of independent registered
public accounting firm	42
Other Fund information	43
Board of trustees/directors and
officers addendum	48
About the organization	56

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Value® Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Value Fund (Class A shares)	1-year return	+32.41%
Russell 1000® Value Index (benchmark)	1-year return	+31.92%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Value Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The fiscal year ended Nov. 30, 2013 was generally a positive one for U.S. equity markets as the S&P 500® Index gained 30% and the Dow Jones Industrial Average gained 27%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 25% while emerging markets struggled a bit — the MSCI Emerging Markets Index (net), for example, returned just 4%. Overall, many investors appeared to embrace riskier assets despite relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty. (Source: Bloomberg.)

We credit historically high stock market returns largely to the ongoing economic stimulus efforts of the Federal Reserve. In mid-May, Fed Chairman Ben Bernanke announced the bank’s intention to taper its quantitative easing (QE) program, an $85 billion-a-month bond buying program, once the economy was deemed strong enough to stand on its own. While his comments resulted in a brief correction in stock prices, the rally picked up steam after mid-September when the Fed pleased the financial markets by declining to taper. President Barack Obama’s nomination of Janet Yellen to succeed Bernanke as Fed chair in January 2014 further bolstered the bullish mood, given that Yellen is widely viewed as relatively “dovish” on monetary policy where it concerns employment and inflation.

These healthy stock market gains overcame the challenge of relatively sluggish economic growth, as U.S. gross domestic product — a measure of the goods and services produced by the nation — continued to expand at a below-average rate. Though economic growth remained generally lackluster during the fiscal period, there were few signs of recession. Unemployment also drifted lower, albeit at glacial speed, while corporate profits mostly beat modest expectations.

As the fiscal year concluded, there was a series of important, market-moving news events that included the following: Detroit filed for bankruptcy in July 2013; the U.S. engaged in the Syrian chemical weapons saga (which raised the specter of another war in the Middle East); and the federal government shut down many of its nonessential activities.

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware Value Fund (Class A shares) returned +32.41% at net asset value and +24.78% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Russell 1000 Value Index returned +31.92%. Complete annualized performance for Delaware Value Fund is shown in the table on page 4.

Portfolio management review
Delaware Value® Fund

Strong stock selection, most notably in the energy, consumer staples, materials, and industrials sectors, was the primary factor behind the Fund’s relative outperformance. Tempering the gains, however, were its picks in the healthcare and information technology sectors, along with a modest cash weighting.

Within energy, the Fund saw a particularly large relative performance contribution from its position in Halliburton, a leading oilfield services company. Halliburton’s shares rose off a comparatively low valuation coming into the fiscal year. Additionally, the company continued to generate solid revenue growth, cut costs, and boost its margins.

Meanwhile, within the consumer staples group, grocery chain Safeway was another holding with a low valuation that recovered during the Fund’s fiscal year. Various factors helped boost Safeway’s shares, including a well-received sale of its Canadian operations. We ultimately sold the Fund’s stake in Safeway, anticipating an increasingly competitive landscape and limited growth potential for the company. Also in the consumer staples group, Archer-Daniels-Midland got a boost after it reported strong results for the most recent quarter. Revenue and earnings climbed because of solid results in the company’s grain processing and oilseeds businesses, which offset ongoing weakness in the corn-processing segment.

In the industrials sector, defense contractor Northrop Grumman outperformed investors’ expectations. Despite facing the pressure of federal spending cuts, Northrop managed to operate efficiently, while share buybacks proved popular with the market. In contrast, the healthcare sector was the Fund’s biggest source of underperformance relative to the benchmark during the fiscal year. Medical diagnostics company Quest Diagnostics and medical products maker Baxter International were both detractors, as their single-digit returns significantly lagged the overall performance of the benchmark index.

Quest suffered from a weak employment picture, which translated into fewer doctor visits and a drop in the use of the company’s diagnostic services. Meanwhile, Baxter’s lucrative hemophilia drug faced increased competition, while a recent acquisition intended to enhance the company’s presence in the kidney dialysis market had the potential to dilute its earnings over the near term. Still, at the end of the fiscal year, we maintained the Fund’s position in both companies, because we believed they were attractively valued and we saw catalysts for potential share price gains going forward.

In the information technology sector, Broadcom faced several major challenges during the fiscal year, from struggling business units to lackluster customer demand. We initially established a position in Broadcom in July 2013, but shortly afterward, the stock fell sharply in response to the company’s weaker-than-expected revenue forecast. Nevertheless, we remained confident in Broadcom’s financial strength and competitive position, and we added to the Fund’s stake at the new lower price. Semiconductor manufacturer Intel was another notable laggard, as concerns about slowing PC sales continued to pressure the stock. We believe the company’s growing presence in areas like mobility and data centers, as well as its strong manufacturing capabilities, make it an attractive long-term investment opportunity.

Throughout the fiscal year, we maintained a somewhat defensive portfolio positioning by emphasizing what we believe to be high-quality businesses, because, in our opinion, such companies could be resilient in the event of a market correction. In addition, many higher-quality issues have traded at more reasonable valuations than comparable stocks of lesser quality.

We continue to insist on this aspect of cheapness and are committed to finding stocks that we believe are demonstrably undervalued, based on our in-depth qualitative research and quantitative analysis. In this regard, we remain enthusiastic about the companies we owned in the Fund at the end of the fiscal year.

The S&P 500 Index, which is mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average, which is mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index, which is mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, which is mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Performance summary
Delaware Value® Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+32.41%	+18.32%	+8.42%	7.25%
Including sales charge	+24.78%	+16.94%	+7.78%	6.83%
Class B (Est. May 1, 2002)
Excluding sales charge	+31.48%	+17.45%	+7.76%	6.60%
Including sales charge	+27.48%	+17.21%	+7.76%	6.60%
Class C (Est. May 1, 2002)
Excluding sales charge	+31.38%	+17.42%	+7.61%	6.33%
Including sales charge	+30.38%	+17.42%	+7.61%	6.33%
Class R (Est. Sept. 1, 2005)
Excluding sales charge	+32.17%	+18.02%	n/a	+7.10%
Including sales charge	+32.17%	+18.02%	n/a	+7.10%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+32.73%	+18.59%	+8.68%	7.45%
Including sales charge	+32.73%	+18.59%	+8.68%	7.45%
Russell 1000 Value Index	+31.92%	+16.40%	+7.96%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% from Dec. 1, 2012 until Oct. 1, 2013. Prior to Oct. 1, 2013, the Fund’s Class A shares were subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.30% (which had been limited to 0.25%) of average daily net asset representing shares acquired on or after May 2, 1994.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Nov. 1, 2013, through Nov. 30, 2013.* Prior to Nov. 1, 2013, there was no waiver for this fee. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% during the period from Dec. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

* The contractual waiver period is from Nov. 1, 2013 through Oct. 31, 2014.

Performance summary
Delaware Value® Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.85% of the Fund’s average daily net assets during the period from Dec. 1, 2012, through Nov. 30, 2013.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.12%	1.88%	1.88%	1.38%	0.88%
(without fee waivers)
Net expenses	1.09%	1.10%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

* The contractual waiver period is from March 29, 2012 through March 28, 2014.

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2003, through Nov. 30, 2013

For period beginning Nov. 30, 2003, through Nov. 30, 2013	Starting value	Ending value
Russell 1000 Value Index	$10,000	$21,507
Delaware Value Fund — Class A shares	$9,425	$21,148

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Nov. 30, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDVAX	24610C881
Class B	DDVBX	24610C873
Class C	DDVCX	24610C865
Class R	DDVRX	245907860
Institutional Class	DDVIX	24610C857

Disclosure of Fund expenses
For the six-month period from June 1, 2013 to November 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2013 to Nov. 30, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Value® Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,117.20	0.99%	$5.26
Class B	1,000.00	1,114.10	1.65%	8.75
Class C	1,000.00	1,112.50	1.75%	9.27
Class R	1,000.00	1,116.60	1.25%	6.63
Institutional Class	1,000.00	1,118.60	0.75%	3.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.10	0.99%	$5.01
Class B	1,000.00	1,016.79	1.65%	8.34
Class C	1,000.00	1,016.29	1.75%	8.85
Class R	1,000.00	1,018.80	1.25%	6.33
Institutional Class	1,000.00	1,021.31	0.75%	3.80

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation and top 10 equity holdings
Delaware Value® Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Common Stock	98.71%
Consumer Discretionary	6.14%
Consumer Staples	11.91%
Energy	14.67%
Financials	11.94%
Healthcare	18.03%
Industrials	9.20%
Information Technology	15.07%
Materials	2.94%
Telecommunications	5.84%
Utilities	2.97%
Short-Term Investments	1.08%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Other Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Johnson Controls	3.22%
Xerox	3.18%
Cardinal Health	3.16%
Raytheon	3.15%
Merck	3.08%
Northrop Grumman	3.04%
Travelers	3.03%
CVS Caremark	3.02%
Chevron	3.01%
Waste Management	3.01%

Schedule of investments
Delaware Value® Fund	November 30, 2013

	Number of shares	Value
Common Stock – 98.71%
Consumer Discretionary – 6.14%
Johnson Controls	2,540,000	$128,295,400
Lowe’s	2,456,300	116,625,124
		244,920,524
Consumer Staples – 11.91%
Archer-Daniels-Midland	2,913,700	117,276,425
CVS Caremark	1,797,371	120,351,963
Kraft Foods Group	2,232,820	118,607,398
Mondelez International Class A	3,544,761	118,855,836
		475,091,622
Energy – 14.67%
Chevron	979,939	119,983,731
ConocoPhillips	1,624,800	118,285,440
Halliburton	2,202,500	116,027,700
Marathon Oil	3,215,890	115,900,676
Occidental Petroleum	1,210,200	114,920,592
		585,118,139
Financials – 11.94%
Allstate	2,166,052	117,551,642
Bank of New York Mellon	3,546,300	119,510,310
Marsh & McLennan	2,485,549	117,939,300
Travelers	1,332,400	120,901,976
		475,903,228
Healthcare – 18.03%
Baxter International	1,745,800	119,500,010
Cardinal Health	1,948,900	125,898,940
Johnson & Johnson	1,247,356	118,074,719
Merck	2,465,640	122,862,841
Pfizer	3,669,200	116,423,716
Quest Diagnostics	1,906,700	116,194,298
		718,954,524
Industrials – 9.20%
Northrop Grumman	1,076,909	121,346,106
Raytheon	1,416,900	125,650,692
Waste Management	2,625,190	119,918,679
		366,915,477

Schedule of investments
Delaware Value® Fund

	Number of shares	Value
Common Stock (continued)
Information Technology – 15.07%
Broadcom Class A	4,474,200	$119,416,398
Cisco Systems	5,515,800	117,210,750
Intel	4,952,600	118,069,984
Motorola Solutions	1,807,837	119,100,302
Xerox	11,159,100	126,990,558
		600,787,992
Materials – 2.94%
duPont (E.I.) deNemours	1,912,500	117,389,250
		117,389,250
Telecommunications – 5.84%
AT&T	3,320,800	116,925,368
Verizon Communications	2,340,200	116,120,724
		233,046,092
Utilities – 2.97%
Edison International	2,561,851	118,383,135
		118,383,135
Total Common Stock (cost $3,029,276,235)		3,936,509,983

	Principal amount
Short-Term Investments – 1.08%
≠Discount Note – 0.01%
Federal Home Loan Bank 0.05% 12/27/13	$366,156	366,154
		366,154
Repurchase Agreements – 0.61%
Bank of America 0.04%, dated 11/29/13, to
be repurchased on 12/2/13, repurchase price
$4,501,282 (collateralized by U.S. government
obligations 0.375%-1.875% 11/15/14-6/30/15;
market value $4,591,305)	4,501,280	4,501,280
BNP Paribas 0.06%, dated 11/29/13, to be
repurchased on 12/2/13, repurchase price
$19,842,743 (collateralized by U.S. government
obligations 0.625%-2.625% 6/30/14-11/30/19;
market value $20,239,575)	19,842,720	19,842,720
		24,344,000

	Principal amount	Value
Short-Term Investments (continued)
≠U.S. Treasury Obligations – 0.46%
U.S. Treasury Bills
0.02% 12/19/13	$4,999,192	$4,999,162
0.033% 1/23/14	6,044,124	6,044,027
0.065% 4/24/14	7,252,949	7,250,388
		18,293,577
Total Short-Term Investments (cost $43,004,183)		43,003,731

Total Value of Securities – 99.79%
(cost $3,072,280,418)		$3,979,513,714

≠The rate shown is the effective yield at the time of purchase.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Value® Fund	November 30, 2013

Assets:
Investments, at value[1]	$3,936,509,983
Short-term investments, at value[2]	43,003,731
Cash	1,106
Receivable for fund shares sold	16,049,708
Dividends and interest receivable	8,316,753
Total assets	4,003,881,281

Liabilities:
Payable for securities purchased	10,379,055
Payable for fund shares redeemed	2,489,065
Investment management fees payable	1,767,598
Distributions payable	1,258
Distribution fees payable to affiliates	489,315
Other affiliates payable	195,762
Trustees’ fees and expenses payable	26,138
Other accrued expenses	779,581
Total liabilities	16,127,772

Total Net Assets	$3,987,753,509

Net Assets Consist of:
Paid-in capital	$3,267,173,956
Undistributed net investment income	7,695,969
Accumulated net realized loss on investments	(194,349,712)
Net unrealized appreciation of investments	907,233,296
Total Net Assets	$3,987,753,509

[1]Investments, at cost	$3,029,276,235
[2]Short-term investments, at cost	43,004,183

Net Asset Value

Class A
Net assets	$1,699,104,513
Shares of beneficial interest outstanding, unlimited authorization, no par	105,804,708
Net asset value per share	$16.06
Sales charge	5.75%
Offering price per share, equal to net asset value per share/(1-sales charge)	$17.04

Class B
Net assets	$4,454,750
Shares of beneficial interest outstanding, unlimited authorization, no par	278,288
Net asset value per share	$16.01

Class C
Net assets	$199,771,155
Shares of beneficial interest outstanding, unlimited authorization, no par	12,474,476
Net asset value per share	$16.01

Class R
Net assets	$11,658,230
Shares of beneficial interest outstanding, unlimited authorization, no par	726,595
Net asset value per share	$16.05

Institutional Class
Net assets	$2,072,764,861
Shares of beneficial interest outstanding, unlimited authorization, no par	129,053,574
Net asset value per share	$16.06

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Value® Fund	Year Ended November 30, 2013

Investment Income:
Dividends	$70,683,293
Interest	41,200
Security lending income	3,337	$70,727,830

Expenses:
Management fees	15,288,288
Distribution expenses – Class A	3,606,531
Distribution expenses – Class B	54,378
Distribution expenses – Class C	1,223,881
Distribution expenses – Class R	42,587
Dividend disbursing and transfer agent fees and expenses	3,352,135
Accounting and administration expenses	1,038,180
Registration fees	398,165
Reports and statements to shareholders	211,787
Legal fees	177,348
Trustees’ fees and expenses	135,618
Custodian fees	49,603
Audit and tax	25,231
Other expenses	72,843	25,676,575
Less waived distribution expenses – Class A		(595,296)
Less waived distribution expenses – Class B		(2,739)
Less waived distribution expenses – Class R		(5,725)
Less expense paid indirectly		(2,485)
Total operating expenses		25,070,330
Net Investment Income		45,657,500

Net Realized and Unrealized Gain:
Net realized gain on investments		44,229,661
Net change in unrealized appreciation (depreciation) of investments		642,413,105
Net Realized and Unrealized Gain		686,642,766

Net Increase in Net Assets Resulting from Operations		$732,300,266

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Value® Fund

	Year Ended
	11/30/13	11/30/12
Increase in Net Assets from Operations:
Net investment income	$45,657,500	$23,124,636
Net realized gain	44,229,661	41,453,130
Net change in unrealized appreciation (depreciation)	642,413,105	81,325,793
Net increase in net assets resulting from operations	732,300,266	145,903,559

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(28,315,408)	(4,816,694)
Class B	(68,827)	(21,609)
Class C	(1,267,433)	(265,938)
Class R	(131,124)	(29,632)
Institutional Class	(30,162,418)	(4,369,550)
	(59,945,210)	(9,503,423)

Capital Share Transactions:
Proceeds from shares sold:
Class A	562,913,489	109,872,571
Class B	46,164	60,856
Class C	111,193,912	32,388,224
Class R	5,958,002	2,065,717
Institutional Class	1,255,428,108	552,056,612

Net assets from merger*:
Class A	—	650,193,937
Class B	—	6,398,421
Class C	—	20,808,551
Class R	—	1,777,133
Institutional Class	—	24,454,778

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	26,847,286	4,528,804
Class B	65,539	18,663
Class C	1,180,177	248,878
Class R	131,123	29,632
Institutional Class	29,453,189	3,680,677
	1,993,216,989	1,408,583,454

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(191,842,612)	$(126,711,885)
Class B	(3,864,053)	(2,448,605)
Class C	(17,768,660)	(9,570,858)
Class R	(1,510,577)	(999,774)
Institutional Class	(261,854,509)	(125,627,646)
	(476,840,411)	(265,358,768)
Increase in net assets derived from
capital share transactions	1,516,376,578	1,143,224,686
Net Increase in Net Assets	2,188,731,634	1,279,624,822

Net Assets:
Beginning of year	1,799,021,875	519,397,053
End of year (including undistributed net investment
income of $7,695,969 and $21,983,679, respectively)	3,987,753,509	$1,799,021,875

*See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Value® Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.440	$10.970	$9.820	$9.100	$7.760

0.233	0.225	0.190	0.171	0.205
3.728	1.439	1.139	0.738	1.389
3.961	1.664	1.329	0.909	1.594

(0.341)	(0.194)	(0.179)	(0.189)	(0.254)
(0.341)	(0.194)	(0.179)	(0.189)	(0.254)

$16.060	$12.440	$10.970	$9.820	$9.100

32.41%	15.40%	13.65%	10.16%	21.21%

$1,699,105	$988,578	$274,050	$298,110	$302,849
1.01%	1.09%	1.10%	1.10%	1.07%
1.06%	1.17%	1.30%	1.32%	1.37%
1.61%	1.89%	1.78%	1.85%	2.60%
1.66%	1.81%	1.58%	1.63%	2.30%
6%	13%	24%	29%	27%

Financial highlights
Delaware Value® Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.330	$10.880	$9.740	$9.050	$7.690

0.129	0.133	0.109	0.101	0.146
3.720	1.431	1.141	0.719	1.391
3.849	1.564	1.250	0.820	1.537

(0.169)	(0.114)	(0.110)	(0.130)	(0.177)
(0.169)	(0.114)	(0.110)	(0.130)	(0.177)

$16.010	$12.330	$10.880	$9.740	$9.050

31.48%	14.51%	12.90%	9.16%	20.44%

$4,455	$6,720	$2,130	$2,513	$2,930
1.72%	1.85%	1.85%	1.85%	1.82%
1.77%	1.88%	2.00%	2.02%	2.07%
0.92%	1.13%	1.03%	1.10%	1.85%
0.87%	1.10%	0.88%	0.93%	1.60%
6%	13%	24%	29%	27%

Financial highlights
Delaware Value® Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.340	$10.890	$9.750	$9.050	$7.690

0.126	0.134	0.109	0.101	0.146
3.713	1.430	1.141	0.729	1.391
3.839	1.564	1.250	0.830	1.537

(0.169)	(0.114)	(0.110)	(0.130)	(0.177)
(0.169)	(0.114)	(0.110)	(0.130)	(0.177)

$16.010	$12.340	$10.890	$9.750	$9.050

31.38%	14.49%	12.88%	9.28%	20.28%

$199,771	$74,407	$24,928	$19,377	$23,925
1.77%	1.85%	1.85%	1.85%	1.82%
1.77%	1.88%	2.00%	2.02%	2.07%
0.87%	1.13%	1.03%	1.10%	1.85%
0.87%	1.10%	0.88%	0.93%	1.60%
6%	13%	24%	29%	27%

Financial highlights
Delaware Value® Fund Class R

Selected data for each share of the Fund outstanding throughout the period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.400	$10.950	$9.800	$9.090	$7.740

0.197	0.194	0.163	0.148	0.185
3.735	1.423	1.143	0.731	1.393
3.932	1.617	1.306	0.879	1.578

(0.282)	(0.167)	(0.156)	(0.169)	(0.228)
(0.282)	(0.167)	(0.156)	(0.169)	(0.228)

$16.050	$12.400	$10.950	$9.800	$9.090

32.17%	14.96%	13.43%	9.81%	20.98%

$11,658	$5,219	$1,944	$1,816	$1,957
1.27%	1.35%	1.35%	1.35%	1.32%
1.35%	1.48%	1.60%	1.62%	1.67%
1.37%	1.63%	1.53%	1.60%	2.35%
1.29%	1.50%	1.28%	1.33%	2.00%
6%	13%	24%	29%	27%

Financial highlights
Delaware Value® Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.460	$10.990	$9.830	$9.110	$7.770

0.272	0.254	0.216	0.194	0.225
3.724	1.437	1.146	0.735	1.394
3.996	1.691	1.362	0.929	1.619

(0.396)	(0.221)	(0.202)	(0.209)	(0.279)
(0.396)	(0.221)	(0.202)	(0.209)	(0.279)

$16.060	$12.460	$10.990	$9.830	$9.110

32.73%	15.66%	13.99%	10.39%	21.43%

$2,072,765	$724,098	$216,345	$106,001	$80,373
0.77%	0.85%	0.85%	0.85%	0.82%
0.77%	0.88%	1.00%	1.02%	1.07%
1.87%	2.13%	2.03%	2.10%	2.85%
1.87%	2.10%	1.88%	1.93%	2.60%
6%	13%	24%	29%	27%

Notes to financial statements Delaware Value® Fund	November 30, 2013

Delaware Group® Equity Funds II (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on all open federal income tax years (Nov. 30, 2010 – Nov. 30, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $ 1,522 for the year ended Nov. 30, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

Notes to financial statements
Delaware Value® Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Nov. 30, 2013, the Fund earned $ 2,485 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 0.85% of average daily net assets of the Fund from Dec. 1, 2012 through Nov. 30, 2013*. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, the Fund was charged $129,728 for these services.

* The contractual period was March 29, 2012 through March 28, 2014.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. These amounts are included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Nov. 30, 2013, the amount charged by DSC was $592,507. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of (i) 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. DDLP has contracted to limit distribution and service fees from Nov. 1, 2013 through Nov. 30, 2013* in order to prevent distribution and service fees of Class B shares from exceeding 0.25% of average daily net assets.

Prior to Oct. 1, 2013, the Fund paid DDLP an annual distribution and service fee of 0.30% and 0.60% of the average daily net assets of the Class A and Class R shares, respectively. This fee was contractually limited to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, from Dec. 1, 2012 until Oct. 1, 2013. Prior to Oct. 1, 2013, the Fund’s Class A shares were subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.30% (which had been limited to 0.25%) of average daily net asset representing shares acquired on or after May 2, 1994.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Nov. 30, 2013, the Fund was charged $ 79,754 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

* The contractual period was Nov. 1, 2013 through Oct. 31, 2014.

Notes to financial statements
Delaware Value® Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended Nov. 30, 2013, DDLP earned $197,881 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2013, DDLP received gross CDSC commissions of $12, $168 and $1,577 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2013, the Fund made purchases of $ 1,649,234,105 and sales of $ 153,507,709 of investment securities other than short-term investments.

At Nov. 30, 2013, the cost of investments for federal income tax purposes was $3,079,437,624. At Nov. 30, 2013, net unrealized appreciation (depreciation) was $900,076,090, of which $927,298,172 related to unrealized appreciation of investments and $27,222,082 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Level 1	Level 2	Total
Common Stock	$3,936,509,983	$—	$3,936,509,983
Short-Term Investments	—	43,003,731	43,003,731
Total	$3,936,509,983	$43,003,731	$3,979,513,714

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

At Nov. 30, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended Nov. 30, 2013 and 2012 was as follows:

	Year Ended
	11/30/13	11/30/12
Ordinary income	$59,945,210	$9,503,423

Notes to financial statements
Delaware Value® Fund

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,267,173,956
Undistributed ordinary income	7,695,969
*Capital loss carryforwards	(187,192,506)
Unrealized appreciation of investments	900,076,090
Net assets	$3,987,753,509

*	The amount of this loss which can be utilized in subsequent years may be subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with the Delaware Large Cap Value Fund in May 2012.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $43,996,444 was utilized in 2013. Capital loss carryforwards remaining at Nov. 30, 2013 will expire as follows: $68,765,470 expires in 2015, $92,538,046 expires in 2016 and $25,888,990 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/13	11/30/12
Shares sold:
Class A	37,771,238	9,222,403
Class B	3,245	5,358
Class C	7,641,906	2,741,273
Class R	403,911	174,093
Institutional Class	86,718,655	46,526,190

Shares from merger:
Class A	—	55,477,298
Class B	—	548,280
Class C	—	1,781,554
Class R	—	151,762
Institutional Class	—	2,084,806

Shares issued upon reinvestment of dividends and distributions:
Class A	1,991,397	412,459
Class B	4,949	1,701
Class C	86,056	22,687
Class R	9,653	2,699
Institutional Class	2,147,097	335,217
	136,778,107	119,487,780

Shares redeemed:
Class A	(13,439,562)	(10,609,262)
Class B	(275,129)	(205,849)
Class C	(1,283,917)	(804,993)
Class R	(107,716)	(85,434)
Institutional Class	(17,924,600)	(10,515,450)
	(33,030,924)	(22,220,988)
Net increase	103,747,183	97,266,792

For the year ended Nov. 30, 2013 and 2012, 152,372 Class B shares were converted to 151,508 Class A shares valued at $2,125,580 and 96,626 Class B shares were converted to 96,043 Class A shares valued at $1,153,506, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

Notes to financial statements
Delaware Value® Fund

7. Fund Merger

On May 11, 2012, the Fund acquired all of the assets of the Delaware Large Cap Value Fund (Acquired Fund), an open-end investment company, in exchange for the shares of the Fund (Acquiring Fund) pursuant to a Plan of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the Acquiring Fund equal to the aggregate net asset value of shares in the Acquired Fund prior to the Reorganization, as shown in the following table:

	Acquiring	Acquired Fund
	Fund Shares	Shares	Value
Class A	55,477,298	38,375,155	$650,193,937
Class B	548,280	380,474	6,398,421
Class C	1,781,554	1,227,391	20,808,551
Class R	151,762	104,979	1,777,133
Institutional Class	2,084,806	1,444,237	24,454,778

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of the Acquired Fund as of the close of business on May 11, 2012, were as follows:

Net assets	$703,632,820
Accumulated net realized loss	(176,510,238)
Net unrealized appreciation	115,023,072

The net assets of the Acquiring Fund before the acquisition were $748,139,416. The net assets of the Acquiring Fund immediately following the acquisition were $1,451,772,236.

Assuming that the acquisition had been completed on Dec. 1, 2011, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended Nov. 30, 2012, are as follows:

Net investment income	$28,320,213
Net realized gain on investments	48,659,988
Change in unrealized appreciation	127,824,832
Net increase in net assets resulting from operations	204,805,033

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since May 11, 2012.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of Nov. 30, 2013 or at any time during the year then ended.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Notes to financial statements
Delaware Value® Fund

9. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. At Nov. 30, 2013, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2013, there were no Rule 144A securities held by the fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2013, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds II
and Shareholders of Delaware Value® Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Value Fund (constituting Delaware Group Equity Funds II, hereafter referred to as the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 17, 2014

Other Fund information
(Unaudited)
Delaware Value® Fund

Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	100.00%

(A) is based on a percentage of the Fund’s total distributions.
(B) is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010 and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report 100.00% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2013, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010 and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2013, the Fund has reported maximum distributions of Qualified Interest Income of $26,597.

Board consideration of Delaware Value Fund investment advisory agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs

Other Fund information
(Unaudited)
Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement (continued)

of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Other Fund information
(Unaudited)
Delaware Value® Fund

Board consideration of Delaware Value Fund investment advisory agreement (continued)

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Value® Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

       Frances A. Sevilla-Sacasa
       Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $23,435 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $51,770 for the fiscal year ended November 30, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment advisor and other service providers under common control with the advisor and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimus exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,500 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,990 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,867,923 for the registrant’s fiscal years ended November 30, 2013 and November 30, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS II

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2014